RIDGEWORTH FUNDS
Supplement dated September 3, 2010 to the
RidgeWorth Funds Prospectuses Dated August 1, 2010 for the
RidgeWorth Prime Quality Money Market Fund (A, C and I Shares)
RidgeWorth Tax-Exempt Money Market Fund (A and I Shares)
RidgeWorth U.S. Government Securities Money Market Fund (A and I Shares)
RidgeWorth U.S. Treasury Money Market Fund (A and I Shares)
RidgeWorth Virginia Tax-Free Money Market Fund (A and I Shares)
RidgeWorth Institutional Cash Management Money Market Fund (Institutional Shares)
RidgeWorth Institutional Municipal Cash Reserve Money Market Fund (Institutional Shares)
RidgeWorth Institutional U.S. Government Securities Money Market Fund (Institutional Shares)
RidgeWorth Institutional U.S. Treasury Securities Money Market Fund (Corporate Trust and
Institutional Shares)
     On August 27, 2010, the Board of Trustees of the RidgeWorth Funds approved a Plan of Liquidation to close the Money Market Funds listed above (each a “Fund” and collectively the “Funds”) and provide for their orderly liquidation effective upon the earlier of (i) the redemption of all of a Fund’s assets or (ii) on or about November 30, 2010 (the “Liquidation Date”).
     In general, redemptions are taxable events. You should consult your tax adviser or investment professional to discuss your applicable Fund’s liquidation and determine its tax consequences.
     As shareholders redeem shares of the Funds between the date of this supplement and the Liquidation Date, the Funds may not be able to continue to invest their respective assets in accordance with the stated investment policies. Accordingly, each Fund may deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date.
     In order to protect existing shareholders’ interests in the Funds, new accounts and new investments in the Funds (whether for new or existing shareholders) will be accepted by a Fund only to the extent that the Fund is able to accommodate such new investments consistent with the best interests of the Fund and its shareholders.
     Once each Fund has been liquidated, all references to that Fund are deleted from its Prospectus.
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